IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING FILED
             IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 21, 1999


                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and
                Servicing Agreement dated as of January 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                    Pass-Through Certificates, Series 1999-1)



                       GE Capital Mortgage Services, Inc.
               (Exact Name of Registrant as Specified in Charter)


    New Jersey                       33-5042                21-0627285
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
   of Incorporation)             File Number)             Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code          (609) 661-6100

Item 5.  Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Additional Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of certain classes of the Registrant's REMIC Multi-Class Pass-Through Certificates, Series 1999-1 (the "Series 1999-1 Certificates"). Certain classes of the Series 1999-1 Certificates are being offered pursuant to a Prospectus dated October 22, 1998, as supplemented by a related Prospectus Supplement dated January 21, 1999 (together, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), on January 25, 1999. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-51151) (the "Registration Statement"). The Registrant hereby incorporates the Additional Computational Materials by reference in the Registration Statement.

     The Additional Computational Materials were prepared solely by the Underwriter of certain classes of the Series 1999-1 Certificates, and the Registrant did not prepare or participate in the preparation of the Additional Computational Materials.

     Any statement or information contained in the Additional Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1. Additional Computational Materials (Merrill Lynch, Pierce, Fenner & Smith Incorporated).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GE Capital Mortgage Services, Inc.
                                             ----------------------------------
                                                             (Registrant)



Date: January 21, 1999                       By    /s/ Mary Kaplan
      ----------------                         -------------------------
                                             Name:   Mary Kaplan
                                             Title:  Vice President

                                  EXHIBIT INDEX



The following exhibit is being filed herewith:


EXHIBIT NO.                DESCRIPTION                                 PAGE
-----------                -----------                                 ----

1                          Additional Computational Materials
                           (Merrill Lynch, Pierce, Fenner
                           & Smith Incorporated)                         5